Exhibit 10.49

RADIAN GROUP INC.

ALLOCATION OF CONSOLIDATED

TAX LIABILITY

Each company signing this Agreement, dated effective the 1st day of January 2002, agrees to participate with its common parent, Radian Group Inc. (“Radian”), in the filing of a consolidated federal income tax return. Radian will be responsible for calculating the amount of federal income taxes owed under this Agreement after giving effect to the alternative minimum tax. This Agreement replaces and supersedes any prior agreements between or among any of the parties hereto with respect to the filing of a consolidated federal income tax return.

WITNESSETH

WHEREAS, Radian is the common parent of an affiliated group of corporations within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Radian and its subsidiaries (collectively, “Subsidiaries”) are includible corporations of said affiliated group (“Group”); and

WHEREAS, all of the includible corporations other than those Subsidiaries electing “disregarded entity status,” as that term is defined in the Code, will be included in the Group’s consolidated federal income tax returns for the taxable year ended December 31, 2001, and for all future taxable years for which they are eligible to be so included (“Consolidated Period”); and

WHEREAS, the Group will elect and continue to file consolidated federal income tax returns pursuant to Section 1501(a) of the Code (so long as it is eligible to file such returns under the Code or until such time as they elect not to file such returns in compliance with the Treasury Department Regulations pursuant to Section 1504 of the Code);

WHEREAS, Radian is the ultimate parent corporation of the Group pursuant to the state insurance holding company laws under which insurance company members of the Group are regulated; and

WHEREAS, state insurance departments in states where insurance company members of the Group are domiciled require that tax allocation agreements be executed in such circumstances to provide that the domestic insurers that are members of the Group shall be no worse off by filing consolidated returns with their parent than each would have been had separate income tax returns been filed;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Consolidated Return Election and Preparation

Radian and Subsidiaries will file consolidated federal income tax returns so long as they are eligible to file such returns under the Code or until such time as they elect not to file such returns in compliance with the Treasury Department Regulations pursuant to Section 1504 of the Code. Radian and Subsidiaries agree to file such consents, elections and other documents and take such other action as may be necessary or appropriate to carry out the purposes of this paragraph 1. For any taxable year for which a consolidated federal income tax return is filed, Radian agrees to prepare or cause to be prepared and to file such return and other appropriate documents as may be necessary on behalf of the Group.

2. Payment Responsibility

(a) Each of the Subsidiaries shall compute a separate return tax liability for each taxable year. For purposes of this paragraph 2(a), each subsidiary’s separate return tax liability for any taxable year shall be equal to the tax liability such subsidiary would have incurred had it never been included in a consolidated federal income tax return with Radian as the common parent and had it filed a federal income tax return on a separate basis for each such year. The method of computing the separate return tax liability of each of the Subsidiaries shall be consistent with the methods of accounting and depreciation and with any elections made in computing the consolidated federal income tax liability of the Group. Each of the Subsidiaries shall pay to Radian an amount equal to the separate return tax liability as computed under this paragraph 2(a).

(b) If, at the end of any taxable year for which Radian and the Subsidiaries file a consolidated federal income tax return, any individual subsidiary would have been entitled to carry back a loss or credit to a prior taxable year within the Consolidated Period had that subsidiary filed a separate federal income tax return for such then ended consolidated year and for all prior years, then Radian shall pay to that subsidiary the difference between (i) such subsidiary’s liability under paragraph 2(a) for the carry back year less (ii) the subsidiary’s liability under paragraph 2(a) in such carry back year recomputed taking into account such loss or credit.

3. Timing and Method of Payment

For taxable years for which consolidated federal income tax returns will be filed, the following provisions shall govern:

(a) Payments under paragraph 2(a) by each of the Subsidiaries to Radian shall be made on a quarterly basis (within 30 days of the date on which installments of estimated tax would have been due had each subsidiary filed its federal income tax return on a separate basis) based on estimates of each subsidiary’s separate return tax liability for the period prepared by each subsidiary and approved by Radian. Such estimates shall be prepared based on estimates of each individual subsidiary’s tax liability for the current taxable year assuming the subsidiary filed its federal income tax return on a separate basis. However, if the sum of all payments for any year exceeds a subsidiary’s separate return tax liability for the year, Radian shall, as soon as practicable, but in all events within 30 days after the statutory due date for the consolidated federal income tax return for such year, pay the excess to such subsidiary.

(b) Payments under paragraph 2(b) shall to the extent attributable to a tax refund from the Internal Revenue Service (“Service”) based upon a timely filed refund claim with respect to a carry back of a loss or credit of a subsidiary, be paid by Radian to that subsidiary within 30 days of the receipt of such refund by Radian. To the extent such payments are in excess of any refund from the Service, they shall be made by Radian to that subsidiary within 30 days after the statutory due date for the consolidated federal income tax return for the relevant taxable year.

4. Escrow Account

(a) Radian shall maintain a separate escrow account for each insurance company, domiciled in the State of New York, that is a member of the Group. Such escrow account will be maintained for each taxable year consisting of assets eligible for investment by each such insurer in the amount equal to the excess, if any, of (i) the net payments made pursuant to paragraph 2(a) by the insurance subsidiary to Radian for the taxable year, over (ii) any payments made by Radian to the Service for the taxable year but limited to the paragraph 4(a)(i) amount. Payments made by Radian to the Service shall be apportioned to Radian and each of the Subsidiaries in the following manner: the ratio of each company’s individual tax liability to the total of the individual tax liabilities of all companies.

(b) If, for any taxable year, Radian owes a payment to any New York domiciled subsidiary insurer pursuant to paragraph 2(b), the escrow account for the year to which that subsidiary’s loss or credit is carried back shall be adjusted in the following manner. The escrow account for that taxable year shall now be calculated as equal to the excess of (i) the amount originally calculated pursuant to paragraph 4(a), over (ii) the amount calculated pursuant to paragraph 2(b) for the taxable year but not in excess of the paragraph 4(a) amount. For insurers domiciled in states other than New York, any payments required to be made by Radian pursuant to paragraph 2(b) shall be made in accordance with that paragraph up to an amount equal to the paragraph 4(a)(i) amount for the year to which such payment relates.

(c) In the case of New York insurer subsidiaries, the excess, if any, of the amount, of the escrow account as computed under paragraph 4(a) for the taxable year over the amount of the escrow account as computed pursuant to paragraph 4(b) shall be distributed by Radian to the subsidiary to which such excess amount relates at the time as set forth in paragraph 3(b).

(d) If an insurance subsidiary for which an escrow account is maintained incurs a loss or credit in any taxable year and such loss or credit pursuant to law could not be carried back to a particular year for which the escrow account has been maintained pursuant to the provisions of this paragraph 4, the funds from the escrow account to the extent attributable to that particular year may be released to Radian within 30 days after it is determined that such loss or credit cannot be utilized.

5. Subsequent Adjustments

If any item of income, loss, deduction or credit of any subsidiary is changed or adjusted for any taxable year, then the amount of the payments made under this Agreement and the escrow account maintained pursuant to paragraph 4 shall be adjusted, in accordance with the principles of this Agreement, to conform with the finally determined item of income, loss, deduction or credit. In addition, interest and penalties shall be paid, either by or to each subsidiary as appropriate, after taking into account interest and penalties paid by or to the Service. All payments under this paragraph 5 shall be made within 30 days after the final resolution of any matters with either the Service or a court.

6. Determination

All determinations required hereunder for each taxable year shall be confirmed by the independent public accounting firm regularly employed by each subsidiary at the time the return is filed for such year.

If the independent public accounting firm regularly employed by Radian is different from the independent public accounting firm regularly employed by any of the Subsidiaries, then both such firms shall confirm all determinations required hereunder for each taxable year. If both such firms cannot agree to confirm a determination, they shall choose a third independent public accounting firm and the determination that is confirmed by the majority shall govern.

All determinations shall be binding and conclusive upon the parties for the purpose hereof and all expenses of such determination shall be borne equally by the parties.

7. Interest

If payments required by this Agreement are not timely paid, interest shall be accrued on the unpaid payments at the maximum rate from time to time prescribed by the Code with respect to income tax deficiencies.

8. Termination

This Agreement shall terminate between Radian and any subsidiary if:

(a) Radian and such subsidiary agree in writing to such termination;

(b) Radian or the subsidiary’s membership in the Group ceases or is terminated for any reason whatsoever; or

(c) Such subsidiary fails to be included in a consolidated federal income tax return filed by Radian for any taxable year.

The termination of this Agreement as to any subsidiary in accordance with the provisions of paragraph 8(a), (b) or (c) hereof shall not affect this Agreement as regards Radian and all other Subsidiaries.

Notwithstanding the termination of this Agreement pursuant to the provisions of this paragraph 8:

(a) the Agreement will remain in effect with respect to any period of time for the year of termination for which the income of the terminating party must be included in a consolidated federal income tax return of the Group; and

(b) all material, including, but not limited to, returns, supporting schedules, work papers, correspondence and other documents relating to the consolidated federal income tax return shall be made available by the party in possession of such material to every other party to this Agreement, at such other party’s expense, during regular business hours.

9. Assignability

This Agreement shall not be assignable by Radian or any subsidiary.

10. Effective Date

This agreement shall be dated effective January 1, 2002.

11. Arbitration

Should there arise an irreconcilable difference of opinion between:

(a) Radian and one or more of the Subsidiaries, or

(b) two or more of the Subsidiaries,

as to the interpretation of any matter concerning this Agreement, it is hereby mutually agreed that such difference shall be submitted to arbitration as the sole remedy available to all parties. Such arbitration shall be in accordance with the rules of the American Arbitration Association and the arbitrators shall have extensive experience in the insurance industry. The arbitration shall take place in New York, New York.

12. Miscellaneous Provisions

(a) This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. No alteration, amendment or nullification of any of the terms of this Agreement shall be valid unless made by an instrument signed in writing by an authorized officer of each party hereto.

(b) This Agreement has been made in and shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania from time to time obtaining.

(c) This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors in interest.

(d) This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) All notices and other communications hereunder shall be deemed to have been duly given if delivered by hand or mailed certified or registered mail, postage prepaid to the offices of Radian at1601 Market Street, Philadelphia, PA 19103, or to such other address as is given by notice pursuant to this paragraph 11(e).

(f) The headings of the paragraph of this Agreement are inserted for convenience only and shall not constitute a part hereof.

(g) The parties shall retain copies of all tax returns, related schedules and work papers and all material records and other documents until the expiration of the statute of limitations, including any applicable extensions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be affixed hereto, all on the day and year first above written.

RADIAN GROUP INC.

	By:	/s/ Howard S. Yaruss

ATTEST:

RADIAN GUARANTY, INC.

	By:	/s/ Howard S. Yaruss

ATTEST:

RADIAN INSURANCE INC.

	By:	/s/ Howard S. Yaruss

ATTEST:

CMAC INVESTMENT MANAGEMENT CORP.

	By:	/s/ Howard S. Yaruss

ATTEST:

RADIAN ASSET ASSURANCE INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

RADIAN REINSURANCE INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

VAN-AMERICAN COMPANIES, INC.

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

VAN-AMERICAN INSURANCE COMPANY

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

VAN-AMERICAN INSURANCE AGENCY, INC.

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

VAN-AMERICAN BUSINESS SERVICES

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

VANTAGE COAL SALES

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

AG INTERMEDIARIES, INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

GUARANTY RISK SERVICES

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

LLS, INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

CREDIT BASED ASSET SERVICING & SECURITIZATION, INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

CMAC OF ARIZONA

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

CMAC OF TEXAS

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

AMERIN GUARANTY CORPORATION

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

AMERIN RE CORPORATION

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

AMERIN INVESTOR SERVICES CORP.

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

RADIAN MORTGAGE REINSURANCE CO.

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

RADIANEXPRESS.COM, INC.

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

ENHANCE FINANCIAL SERVICES GROUP, INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

ENHANCE REINSURANCE (BERMUDA), LTD.

	By:	/s/ [ILLEGIBLE]

ATTEST:

/s/ Pamela McKnight

ALEGIS GROUP, INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

CREDIT2B.COM, INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

ALEGIS CORPORATION

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

ENHANCE C-BASS RESIDUAL FINANCE CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

SAFCO SPC FINANCE CORPORATION

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

SSC MEMBER CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

SALR MEMBER CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

LOTTERY RECEIVABLES MEMBER CORP II

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

LOTTERY RECEIVABLES SERIES 1998 A CORP

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

ENHANCE LIFE BENEFITS DEPOSITOR CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

ELB MEMBER CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

LOTTERY RECEIVABLES SERIES 1999 CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

HICKS INVESTMENT INC.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

SAFCO SPC SETTLEMENT FINANCE CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

SETTLEMENT SECURITIZATION SERIES 2000 CORP.

	By:	/s/ Bret S. Derman

ATTEST:

/s/ Derek Brummer

ADDENDUM NO. 1

TO

RADIAN GROUP INC. ALLOCATION OF CONSOLIDATED

TAX LIABILITY AGREEMENT

This Addendum No. is made and entered into as of (date) 2003 by and among Radian Group Inc. and its subsidiaries, and attaches to the Radian Group Inc. Allocation of Consolidated Tax Liability Agreement dated effective as of January 1, 2002

Commencing with the 2002 Tax year, the following companies will be included in the Group’s consolidated federal income tax return:

ASSET RECOVERY SOLUTIONS GROUP INC.

	By:	/s/ [ILLEGIBLE]

ATTEST:

/s/ Rob Geist

WINDSOR HOLDINGS INC.

	By:	/s/ [ILLEGIBLE]

ATTEST:

/s/ Rob Geist

RADIAN TITLE INSURANCE INC.

	By:	/s/ Howard S. Yaruss

ATTEST:

/s/ Derek Brummer

Addendum No. 2 to the

Radian Group Inc. Allocation of

Consolidated Tax Liability

Radian Group Inc., a corporation organized and existing as an insurance holding company under the laws of the State of Delaware (hereinafter referred to as “Radian”), and Commonwealth Mortgage Assurance Company of Texas, a corporation organized and existing as an insurance company licensed under the laws of the State of Texas (hereinafter referred to as “CMAC-TX”), enter into the following addendum to the Radian Group Inc. Allocation of Consolidated Tax Liability (hereinafter referred to as the “Agreement”):

The purpose of this addendum is to provide for the adequate indemnification of CMAC-TX in the event the Internal Revenue Service levies upon its assets for unpaid taxes in excess of the amount paid under the Agreement.

Therefore, within sixty (60) days of the completion and filing of the consolidated tax return, Radian agrees to use the assets and resources at its disposal to support the below mentioned guarantees and warranties to benefit CMAC-TX, and/or its policyholders or its successors:

a.	Radian agrees that with respect to this and future tax years, CMAC-TX will pay no more tax liability and will receive no less tax refund than CMAC-TX would if it had been filing separate federal income tax returns for all periods in which it will be included in this tax consolidation; and

b.	Radian will indemnify CMAC-TX if any of CMAC-TX’s assets are restricted, controlled or levied upon by the IRS for taxes due from the consolidated tax return in excess of the federal income tax liability otherwise owed by CMAC-

TX.

IN WITNESS WHEREOF, Radian and CMAC-TX have caused this addendum to be signed in their corporate names on this      day of         , 2003.

RADIAN GROUP INC.

By:	/s/ Roy J. Kasmar
Roy J. Kasmar
President

COMMONWEALTH MORTGAGE ASSURANCE COMPANY OF TEXAS

By:	/s/ Howard S. Yaruss
Howard S. Yaruss
Executive Vice President, Secretary & General Counsel

ADDENDUM NO. 3

TO

RADIAN GROUP INC. ALLOCATION OF COSOLIDATED

TAX LIABILITY AGREEMENT

This Addendum No. 3 is made and entered into as of January 31, 2005, by and among Radian Group Inc. and its subsidiaries, and attaches to the Radian Group Inc. Allocation of Consolidated Tax Liability Agreement dated effective as of January 1, 2002.

Commencing with the 2003 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

RADIAN ASSET SECURITIES INC.

By:	/s/ Bret S. Derman
Senior Vice President

Attest:	/s/ Janet P. Moore

ADDENDUM NO. 4

TO

RADIAN GROUP INC. ALLOCATION OF COSOLIDATED

TAX LIABILITY AGREEMENT

This Addendum No. 4 is made and entered into as of November 1, 2006, by and among Radian Group Inc. and its subsidiaries, and attaches to the Radian Group Inc. Allocation of Consolidated Tax Liability Agreement dated effective as of January 1, 2002.

Commencing with the 2006 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

Van American Insurance Agency, Inc. (SC)

By:	/s/ Janet P. Moore
Janet P. Moore, Director

Attest:	/s/ Karen Modric
Karen Modric

Radian International Holdings Inc.

By:	/s/ C. Robert Quint

Attest:

SRT Member 2003-A Inc.

By:	/s/ [ILLEGIBLE]

Attest:

ADDENDUM NO. 5

TO

RADIAN GROUP INC. ALLOCATION OF COSOLIDATED

TAX LIABILITY AGREEMENT

This Addendum No. 5 is made and entered into as of December 1, 2007, by and among Radian Group Inc. and its subsidiaries, and attaches to the Radian Group Inc. Allocation of Consolidated Tax Liability Agreement dated effective as of January 1, 2002.

Commencing with the 2007 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

Radian Asset Management Inc.

By:	/s/ Timothy W. Hunter

Attest:	/s/ Tami Bohm

Radian Capital LLC

By:	/s/ Timothy W. Hunter

Attest:	/s/ Tami Bohm

Addendum No. 6 to the

Radian Group Inc. Allocation of

Consolidated Tax Liability

This Addendum No. 6 is made and entered into as of July 10, 2008, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”), and attaches to the Radian Group Inc. Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Pursuant to Addendum No. 1 previously entered into by the parties to the Addendum, commencing with the 2002 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

Asset Recovery Solutions Group Inc.

Windsor Holdings Inc.

Pursuant to Addendum No. 3 previously entered into on January 31, 2005 by the parties to the Addendum, commencing with the 2003 tax year, the following company will be included in the Group’s consolidated federal income tax return:

Radian Asset Securities Inc.

Pursuant to Addendum No. 4 previously entered into on November 1, 2006 by the parties to the Addendum, commencing with the 2006 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

Van American Insurance Agency, Inc. (SC)

Radian International Holdings Inc.

SRT Member 2003-A Inc.

Pursuant to Addendum No. 5 previously entered into December 1, 2007 by the parties to the Addendum, commencing with the 2007 tax year, the following companies will be included in the Group’s consolidated federal income tax return:

Radian Asset Management Inc.

Radian Capital LLC

Pursuant to Addendum No. 2 Radian Group Inc., a corporation organized and existing as an insurance holding company under the laws of the State of Delaware (hereinafter referred to as “Radian”), and Commonwealth Mortgage Assurance Company of Texas, a corporation organized and existing as an insurance company licensed under the laws of the State of Texas (hereinafter referred to as “CMAC-TX”), entered into the following addendum to the Radian Group Inc. Allocation of Consolidated Tax Liability Agreement (hereinafter referred to as the “Agreement”) on or about September 30, 2003:

The purpose of this addendum is to provide for the adequate indemnification of CMAC-TX in the event the Internal Revenue Service levies upon its assets for unpaid taxes in excess of the amount paid under the Agreement pursuant to 28 TAC § 7.204 (a) (2) (E).

Therefore, within sixty (60) days of the completion and filing of the consolidated tax return, Radian agrees to use the assets and resources at its disposal to support the below mentioned guarantees and warranties to benefit CMAC-TX, and/or its policyholders or its successors:

a.	Radian agrees that with respect to this and future tax years, CMAC-TX will pay no more tax liability and will receive no less tax refund than CMAC-TX would if it had been filing separate federal income tax returns for all periods in which it will be included in this tax consolidation; and

b.	Radian will indemnify CMAC-TX if any of CMAC-TX’s assets are restricted, controlled or levied upon by the IRS for taxes due from the consolidated tax return in excess of the federal income tax liability otherwise owed by CMAC-

TX.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement have caused this addendum to be signed in their corporate names on this 17th day of July, 2008.

RADIAN GROUP INC.

By:	/s/ C. Robert Quint

Amerin Guaranty Corporation

By:	/s/ Tami Bohm

Asset Recovery Solutions Group Inc. (“ARSG”)

By:	/s/ Janet P. Moore

Commonwealth Mortgage Assurance Company of Texas (“CMAC-TX”)

By:	/s/ Tami Bohm

Credit-Based Asset Servicing and Securitization LLC (“C-BASS”)

By:

Enhance C-BASS Residual Finance Corporation (“ECRFC”)

By:

Enhance Financial Services Group (“EFSG”)

By:	/s/ C. Robert Quint

Lottery Receivables Series 1998A Corp.

By:	/s/ C. Robert Quint

Lottery Receivables Trust Series 1999

By:	/s/ C. Robert Quint

Radian Asset Assurance Inc. (“RAA”)

By:	/s/ C. Robert Quint

Radian Asset Management Inc. (“RAMI”)

By:	/s/ Tami Bohm

Radian Asset Securities Inc.

By:	/s/ C. Robert Quint

Radian Capital LLC

By:	/s/ Tami Bohm

Radian Guaranty, Inc. (“RGC”)

By:	/s/ Tami Bohm

Radian Insurance Inc. (“RIINC”)

By:	/s/ Tami Bohm

Radian International Holdings Inc.

By:	/s/ Tami Bohm

Radian Mortgage Insurance Inc.

By:	/s/ Tami Bohm

Radian Mortgage Reinsurance Company

By:

Radian Reinsurance (Bermuda) Ltd.

By:	/s/ C. Robert Quint

Radian Services LLC

By:	/s/ Tami Bohm

SAF Hicks Investments, Inc. (“SAF”)

By:	/s/ C. Robert Quint

SAFCO SPC Finance Corp.

By:	/s/ C. Robert Quint

Settlement Securitization Series 2000 Corp.

By:	/s/ C. Robert Quint

SRT Member 2003-A, Inc.

By:	/s/ C. Robert Quint

Van American Insurance Agency, Inc.

By:	/s/ C. Robert Quint

Windsor Management Inc.

By:	/s/ Bret S. Derman
Secretary